UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2026
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ACCELERANT HOLDINGS
(Exact Name of Registrant as Specified in its Charter)
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Cayman Islands (State or Other Jurisdiction of Incorporation or Organization)	001-42765 (Commission File Number)	98-1753044 (I.R.S. Employer Identification Number)
Accelerant Holdings c/o Accelerant Re (Cayman) Ltd. Unit 106, Windward 3, Regatta Office Park, West Bay Road, Grand Cayman, KY1-1108
1 (345) 743-4611
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common shares, $0.0000011951862 par value per share	ARX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02. Results of Operations and Financial Condition
On May 13, 2026, Accelerant Holdings (the “Company,” “we,” or “our”) issued a press release relating to our earnings for the first quarter ended March 31, 2026 (the “Earnings Release”). We have attached a copy of the Earnings Release as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure
On May 13, 2026, the Company posted a presentation to its website at https://investor.accelerant.ai/. A copy of the presentation is furnished as Exhibit 99.2 to this Report. The Company expects to use the presentation, in whole or in part, and possibly with modifications, in connection with the earnings call with investors, analysts and others.
The information contained in the presentation is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The presentation speaks only as of the date of this Report. The Company undertakes no duty or obligation to publicly update or revise the information contained in the presentation, although it may do so from time to time. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. In addition, the exhibit furnished herewith contains statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in such exhibit. By furnishing the information contained in the presentation, the Company makes no admission as to the materiality of any information in the presentation that is required to be disclosed solely by reason of Regulation FD.
The information contained in Items 2.02 and 7.01 of this Report (as well as in Exhibits 99.1 and 99.2 attached hereto) is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended or the Exchange Act.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Earnings release issued by the Company on May 13, 2026
99.2	Earnings presentation issued by the Company on May 13, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Signature
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 13, 2026

ACCELERANT HOLDINGS

By:	/s/ Linda S. Huber
Linda S. Huber
Chief Financial Officer